SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 10, 2005

SOFTBRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51118	41-2021446
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Meridian Crossings, Suite 800 Minneapolis, Minnesota		55423
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (612) 851-1500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

d.  On May 10, 2005, the Board of Directors of SoftBrands elected W. Douglas Lewis as a director to fill the vacancy created by the resignation of David Samuel.  There was no arrangement between SoftBrands or any other person pursuant to which Mr. Lewis was required to be elected.  The Board has not made a decision regarding the committees on which Mr. Lewis will serve.  There were no transactions with the registrant or its subsidiaries since the beginning of the SoftBrand’s current fiscal year, nor are there any contemplated transactions, in which the amount involved exceeds $60,000 in which Mr. Lewis had or has a direct or indirect material interest.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

99.0         Press Release dated May 10, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 11, 2005

SOFTBRANDS, INC.

/s/ David G. Latzke
David G. Latzke, Senior Vice President, Chief
Financial Officer and Secretary